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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 14, 2004



                        FINANCIAL ASSET SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2004, providing for the issuance of
                    Asset-Backed Certificates, Series 2004-3)


                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)
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          DELAWARE                  333-111379         06-1442101
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(State or Other Jurisdiction        (Commission        (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

         600 Steamboat Road
         GREENWICH, CONNECTICUT                           06830
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700




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                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 2- Completion of Acquisition and Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets
           ------------------------------------

Description of the Certificates and the Mortgage Pool

         On November 24, 2004, a single series of certificates, entitled Finance America Mortgage Loan Trust 2004-3, Asset-Backed Certificates, Series 2004-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP, as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $561,483,737.85 as of November 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to an Assignment and Recognition Agreement, dated November 24, 2004 (the "Assignment Agreement"), among Greenwich Capital Financial Products, Inc. ("Assignor"), Financial Asset Securities Corp. ("Assignee") and Finance America, LLC (the "Originator"). The Class I-A1 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6

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                                      -3-


Certificates, Class M-7 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated November 24, 2004 (the "Underwriting Agreement") among the Depositor, the Underwriter and Sandler O'Neill & Partners L.P.

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                                      -4-


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                                     ORIGINAL CLASS
                                                                 CERTIFICATE PRINCIPAL
     CLASS DESIGNATION               PASS-THROUGH RATE                  BALANCE
Class I-A1..............                 Variable                   $ 234,330,000.00
Class I-A2..............                 Variable                   $  58,583,000.00
Class II-A1.............                 Variable                   $ 137,465,000.00
Class M-1...............                 Variable                   $  27,232,000.00
Class M-2...............                 Variable                   $  18,248,000.00
Class M-3...............                 Variable                   $  16,002,000.00
Class M-4...............                 Variable                   $   9,545,000.00
Class M-5...............                 Variable                   $  11,230,000.00
Class M-6...............                 Variable                   $   9,826,000.00
Class M-7...............                 Variable                   $   7,299,000.00
Class M-8 ..............                 Variable                   $   7,299,000.00
Class M-9...............                 Variable                   $   5,615,000.00
Class B-1...............                 Variable                   $   5,615,000.00
Class B-2...............                 Variable                   $   5,615,000.00
Class C.................                 Variable                   $   7,579,637.85
Class P ................                    N/A                     $         100.00


         The Certificates, other the Class M-8 Certificates, the Class M-9 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, The Class P Ceritificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated November 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The M-8 Certificates, Class M-9 Certificates, Class C Certificates, the Class P Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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                                      -5-


         SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01 FINANCIAL STATEMENTS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

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                                      -6-


         Exhibit No.                        Description
         -----------                        -----------
         4.1 Pooling and Servicing Agreement, dated as of November 1, 2004, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP as Servicer and
                                  Deutsche Bank National Trust Company
                                  as Trustee, relating to the Series
                                  2004-3 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 13, 2004

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/ Frank Skibo
                                               ---------------------------------
                                            Name:  Frank Skibo
                                            Title: Managing Director

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                                Index to Exhibits
                                -----------------
                                                                 Sequentially
Exhibit No.                     Description                      Numbered Page
-----------                     -----------                      -------------
    4.1         Pooling and Servicing Agreement, dated as of           7
                November 1, 2004, by and among Financial
                Asset Securities Corp. as Depositor, Litton
                Loan Servicing as Servicer and Deutsche Bank
                National Trust Company as Trustee, relating to the Series 2004-3 Certificates.



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                                   EXHIBIT 4.1